UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of registrant as specified in its charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐               Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Voting Common Stock, $1.00 par value	NBN	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously announced and as further discussed in this Current Report on Form 8-K (this “Report”), on January 7, 2019, Northeast Bancorp (the “Company”), as part of a plan to effect a corporate reorganization, entered into an Agreement and Plan of Merger (the “Plan of Merger”) with Northeast Bank (the “Bank”). On May 15, 2019, at the Effective Time (defined below), the Company merged with and into the Bank with the Bank continuing as the surviving entity, subject to the terms and conditions set forth in the Plan of Merger (the “Reorganization”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 15, 2019, the Bank and the Company completed the Reorganization. The Reorganization was completed by the filing of Articles of Merger on May 14, 2019, which were effective as of 11:59 p.m., Eastern Time, on May 15, 2019 (the “Effective Time”), with the Secretary of State of the State of Maine.

At the Effective Time, each share of the Company’s voting common stock, par value $1.00 per share (“Company Voting Common Stock”), outstanding immediately prior to the Effective Time was converted into the right to receive one share of the Bank’s voting common stock, par value $1.00 per share (“Bank Voting Common Stock”); and each share of the Company’s non-voting common stock, par value $1.00 per share (“Company Non-Voting Common Stock”), outstanding immediately prior to the Effective Time was converted into the right to receive one share of the Bank’s non-voting common stock, par value $1.00 per share (“Bank Non-Voting Common Stock”). Accordingly, as of the Effective Time, shares of Bank Voting Common Stock and shares of Bank Non-Voting Common Stock are owned by the Bank’s shareholders in the same proportion as their ownership of shares of Company Voting Common Stock and shares of Company Non-Voting Common Stock, respectively, immediately prior to the Reorganization.

In addition, at the Effective Time, the Bank assumed and will continue the Company’s equity plan and will also assume all stock-based awards that were granted by the Company and that are outstanding under that plan. As a result, each of the Company’s outstanding stock-based awards have been converted into similar stock-based awards that cover the same number of shares of Bank Voting Common Stock, and with the same terms and conditions, including the same vesting, exercisability and other restrictions, which were not affected by the Reorganization. In addition, the Bank assumed all of the Company’s employee benefit plans, including retirement, health and welfare plans and fringe benefit arrangements for its employees. The Bank also assumed the Company’s change in control obligations under its agreement with Richard Wayne, President and Chief Executive Officer, and Mr. Wayne will continue to be subject to the obligations and restrictive covenants included in the agreement. The Reorganization is not a “change in control” under the agreement and no payments are due under this agreement as a result of the Reorganization.

As a result of the Reorganization, as of the Effective Time, the rights of the holders of Bank Voting Common Stock and Bank Non-Voting Common Stock are now governed by the Bank’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

The Bank has the same board of directors following the Reorganization as the Company had immediately prior thereto, and the standing committees of the board of directors of the Bank and their composition are the same as the Company immediately prior to the Reorganization. Executive officers of the Company immediately prior to the Reorganization continue to hold the same positions and titles with the Bank following the Reorganization.

As a Maine state-chartered bank that is not a member of the Federal Reserve System, after the Reorganization, the Bank will continue to be subject to regulation and supervision by the Federal Deposit Insurance Corporation (the “FDIC”) and the Maine Bureau of Financial Institutions (the “MBFI”). The Company, prior to the Effective Time, was subject to regulation and supervision by the Federal Reserve Board (the “FRB”) as a bank holding company; however, as of the Effective Time, the Bank is not subject to the FRB’s regulation and supervision (except for any such regulations as are made applicable to the Bank by law and regulations of the FDIC).

In connection with the Reorganization, trading in shares of the Company’s Voting Common Stock on the NASDAQ Global Market (“NASDAQ”) has been halted effective after the close of trading on May 15, 2019, and the Bank Voting Common Stock will begin trading on NASDAQ effective May 16, 2019 under the same ticker symbol as the Company Voting Common Stock, “NBN.”

The Bank, on behalf of the Company, intends to make various filings with the SEC to deregister Company securities, including shares of Company Voting Common Stock, and eliminate the Company’s reporting obligations related thereto.

The foregoing summary of the Plan of Merger and the Reorganization does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan of Merger which is filed as Exhibit 2.1 to this Report.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading in shares of the Company’s Voting Common Stock on NASDAQ has been halted. As a consequence of the Reorganization, on May 15, 2019 the Company requested that a Form 25 be filed with the SEC, to request the removal of the the Company’s Voting Common Stock from listing and registration on the NASDAQ Global Select Market and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Company’s Voting Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

At the effective time of the Reorganization, shareholders of the Company immediately prior to the completion of the Reorganization ceased to have any rights as shareholders of the Company other than the right to receive shares of Bank Voting Common Stock and Bank Non-Voting Common Stock in accordance with the Plan of Merger. The disclosure set forth in Item 2.01, Item 3.01 and Item 5.03 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth in Item 2.01 and Item 5.02 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the effective time of the Reorganization, the Company’s directors and executive officers ceased serving as directors and executive officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the effective time of the Reorganization, the Company’s amended certificate of incorporation and the Company’s amended and restated bylaws ceased to be in effect by operation of law. The Bank’s amended and restated certificate of incorporation and amended and restated bylaws adopted in connection with the Plan of Merger are the certificate of incorporation and bylaws of the Bank (as the surviving corporation in the Reorganization) as of the Effective Time.

The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is included with this report:

(d)	Exhibits.

2.1

Agreement and Plan of Merger, dated as of January 7, 2019, by and between Northeast Bank and Northeast Bancorp (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Northeast Bancorp on January 7, 2019).

99.1	Press Release dated May 16, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Northeast Bank, as successor by merger to Northeast Bancorp

By:	/s/ Richard Wayne
Name:	Richard Wayne
Title:	President and Chief Executive Officer

Date: May 16, 2019